Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (this "First Amendment") is dated this 30th day of May, 2013, by and among Big Lots Stores, Inc., an Ohio corporation ("BLS"), Big Lots, Inc., an Ohio corporation (the "Parent") (BLS and the Parent are each, a "US Borrower" and collectively, the "US Borrowers"), Big Lots Canada, Inc., an Alberta corporation (the "Canadian Borrower"), each of the Guarantors (as defined in the Credit Agreement (as hereinafter defined)), the Banks (as defined in the Credit Agreement), PNC Bank, National Association, in its capacity as administrative agent for the Banks and the Canadian Agent (as hereinafter defined) under the Credit Agreement (in such capacity, the "Administrative Agent"), Wells Fargo Bank, National Association and U.S. Bank National Association, each in its capacity as syndication agent for the Banks under the Credit Agreement (collectively, the "Syndication Agents"), Branch Banking and Trust Company, Compass Bank, and The Huntington National Bank, each in its capacity as a co-documentation agent for the Banks under the Credit Agreement (collectively, the "Co-Documentation Agents"), and PNC Bank Canada Branch, in its capacity as funding agent for the Canadian Banks (as hereinafter defined) under the Credit Agreement ("Canadian Agent").

W I T N E S S E T H:

WHEREAS, the US Borrowers, the Canadian Borrower, the Guarantors, the Banks, the Administrative Agent, the Syndication Agents, the Co-Documentation Agents and the Canadian Agent entered into that certain Credit Agreement, dated July 22, 2011, as supplemented by that certain Joinder and Assumption Agreement, dated as of November 22, 2011, made by BLFL Property, LLC, an Ohio limited liability company, in favor of the Administrative Agent (as may be further amended, modified, supplemented, extended, renewed or restated from time to time, the "Credit Agreement"); and

WHEREAS, the US Borrowers, the Canadian Borrower and the Guarantors desire to amend certain provisions of the Credit Agreement, and the Banks, the Administrative Agent, the Syndication Agents, the Co-Documentation Agents and the Canadian Agent agree to permit such amendments pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.All capitalized terms used herein which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement unless the context herein clearly indicates otherwise.

2.Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Expiration Date" contained therein in its entirety and replacing it with the following:

Expiration Date shall mean May 30, 2018.

3.Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Hedge Agreements" contained therein in its entirety and replacing it with the following:

Hedge Agreements shall mean foreign exchange agreements, currency swap agreements, interest rate exchange, collar, cap, swap (including, without limitation, any agreement, contract or transaction that constitutes a "swap" within the meaning of section 1a(47) of the Commodity Exchange Act and the regulations thereunder), adjustable strike cap, adjustable strike corridor agreements or similar hedging agreements entered into by the Parent or its Subsidiaries in the ordinary course of business and not for speculative purposes.

4.Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Obligation" contained therein in its entirety and replacing it with the following:

Obligation shall mean any obligation or liability of any of the Loan Parties to the Administrative Agent, the Canadian Agent or any of the Banks, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with this Agreement, the Notes, the Letters of Credit, the Administrative Agent's Letter or any other Loan Document. Obligations shall include the liabilities to any Bank under any Bank-Provided Hedge but shall not include the liabilities to other Persons under any other Hedge Agreement. Notwithstanding the foregoing provisions in this definition, Obligations shall not include Excluded Swap Obligations.

5.Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

Canadian Qualified ECP Loan Party shall mean, in respect of any Swap Obligation of a Canadian Loan Party, each Canadian Loan Party that has total assets exceeding Ten Million and 00/100 Dollars ($10,000,000.00) on the applicable Eligibility Date or such other Canadian Loan Party as constitutes an Eligible Contract Participant and can cause another Canadian Loan Party to qualify as an Eligible Contract Participant at such time by entering into a "letter of credit or keepwell, support, or other agreement" under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Commodity Exchange Act shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

Eligible Contract Participant shall mean an "eligible contract participant" as defined in the Commodity Exchange Act and the regulations thereunder.

Eligibility Date shall mean, with respect to each Borrower and Guarantor and each Swap Obligation, the date on which this Agreement or any other Loan Document becomes effective with respect to such Swap Obligation (for the avoidance of doubt, the Eligibility Date shall be the date of the execution of the Bank-Provided Hedge related to such Swap Obligation if this Agreement or any other Loan Document is then in effect with respect to such Borrower or Guarantor, and otherwise it shall be the date of execution and delivery of this Agreement and/or such other Loan Document(s) to which such Borrower or Guarantor is a party).

Excluded Swap Obligations shall mean, with respect to any Borrower or Guarantor, any Swap Obligation if, and to the extent that, all or a portion of this Agreement, the Guaranty or any other Loan Document that relates to such Swap Obligation (or any Guaranty thereof or the grant by such Borrower or Guarantor of a security interest to secure such Swap Obligation) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Borrower's or Guarantor's failure for any reason to constitute an "Eligible Contract Participant" on the Eligibility Date for such Swap Obligation. Notwithstanding anything to the contrary contained in the foregoing or in any other provision of this Agreement or any other Loan Document, the foregoing is subject to the following provisos: (a) if a Swap Obligation arises under a master agreement governing more than one Swap Obligation, this definition shall only include the portion of such Swap Obligation for which such guaranty or security interest is or becomes illegal as a result of the failure by such Borrower or Guarantor for any reason to qualify as an Eligible Contract Participant on the Eligibility Date for such Swap Obligation; (b) if a guarantee of a Swap Obligation would cause such obligation to be an Excluded Swap Obligation but the grant of a security interest would not cause such obligation to be an Excluded Swap Obligation, such Swap Obligation shall constitute an Excluded Swap Obligation for purposes of the guaranty but not for purposes of the grant of the security interest; and (c) if there is more than one Borrower or Guarantor executing this Agreement or the other Loan Documents and a Swap Obligation would be an Excluded Swap Obligation with respect to one or more of such Persons, but not all of them, the definition of Excluded Swap Obligation with respect to each such Person shall only be deemed applicable to (i) the particular Swap Obligations that constitute Excluded Swap Obligation with respect to such Person, and (ii) the particular Person with respect to which such Swap Obligations constitute Excluded Swap Obligations.

Swap Obligation shall mean, with respect to any Borrower or Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a "swap" within the meaning of section 1a(47) of the Commodity Exchange Act, and the regulations thereunder.

US Qualified ECP Loan Party shall mean, in respect of any Swap Obligation of a US Loan Party, each US Loan Party that has total assets exceeding Ten Million and 00/100 Dollars ($10,000,000.00) on the applicable Eligibility Date or such other US Loan Party as constitutes an Eligible Contract Participant and can cause another US Loan Party to qualify as an Eligible Contract Participant at such time by entering into a "letter of credit or keepwell, support, or other agreement" under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

6.The following is added as a new Section 8.2.5.4 of the Credit Agreement:

Notwithstanding the foregoing, amounts received from any Loan Party that is not an Eligible Contract Participant shall not be applied to any Excluded Swap Obligations owing to any Bank providing a Bank-Provided Hedge (it being understood, that in the event that any amount is applied to Obligations other than Excluded Swap Obligations as a result of this sentence, the Administrative Agent shall make such adjustments as it determines are appropriate to distributions pursuant to this Section 8.2.5 [Application of Proceeds] from amounts received from Eligible Contract Participants to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to Obligations described in above paragraphs of this Section 8.2.5 [Application of Proceeds] by Banks providing Bank-Provided Hedges that are the holders of any Excluded Swap Obligations are the same as the proportional aggregate recoveries with respect to other Obligations pursuant to the above paragraphs of this Section 8.2.5 [Application of Proceeds].

7.The following is added as a new Section 10.17 of the Credit Agreement:

10.17     Keepwell.

10.17.1     US Keepwell. Each US Qualified ECP Loan Party hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other US Loan Party in order for such US Loan Party to honor its guaranty obligations under this Agreement, or other Loan Documents, in each case, in respect of Swap Obligations of a US Loan Party (provided, however, that each US Qualified ECP Loan Party shall only be liable under this Section 10.17.1 [US Keepwell] for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.17.1 [US Keepwell], or otherwise under this Agreement or any Loan Document, as it relates to such other US Loan Parties, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).

The obligations of each US Qualified ECP Loan Party under this Section 10.17.1 [US Keepwell] shall remain in full force and effect until performance in full of all Bank-Provided Hedges entered into from time to time by any US Loan Party prior to the date on which all Obligations are paid in full to the Banks, the Administrative Agent, and all of the Banks' Commitments are terminated. The US Qualified ECP Loan Parties intend that this Section 10.17.1 [US Keepwell] constitutes, and this Section 10.17.1 [US Keepwell] shall be deemed to constitute, a "keepwell, support, or other agreement" for the benefit of each other US Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

10.17.2     Canadian Keepwell. Each Canadian Qualified ECP Loan Party hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by any Canadian Loan Party that is organized under the Laws of Canada or any province or territory thereof (each, a “Canadian Person”) in order for such Canadian Person to honor its guaranty obligations under this Agreement, or other Loan Documents, in each case, in respect of Swap Obligations of a Canadian Person (provided, however, that each Canadian Qualified ECP Loan Party shall only be liable under this Section 10.17.2 [Canadian Keepwell] for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.17.2 [Canadian Keepwell], or otherwise under this Agreement or any Loan Document, as it relates to such Canadian Person, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Canadian Qualified ECP Loan Party under this Section 10.17.2 [Canadian Keepwell] shall remain in full force and effect until performance in full of all Bank-Provided Hedges entered into from time to time by any Canadian Person prior to the date on which all Obligations are paid in full to the Banks, the Administrative Agent, and all of the Banks' Commitments are terminated. The Canadian Qualified ECP Loan Parties intend that this Section 10.17.2 [Canadian Keepwell] constitutes, and this Section 10.17.2 [Canadian Keepwell] shall be deemed to constitute, a "keepwell, support, or other agreement" for the benefit of each applicable Canadian Person for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

8.Schedule 1.1(A) of the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule 1.1(A) attached hereto and incorporated herein by reference thereto.

9.The provisions of Sections 2 through 8 of this First Amendment shall not become effective until the Administrative Agent and the Syndication Agents have each received this First Amendment, duly executed by each of the Loan Parties, the Banks, the Administrative Agent and the Canadian Agent.

10.Each Loan Party hereby reconfirms and reaffirms all representations and warranties, agreements and covenants made by it pursuant to the terms and conditions of the Credit Agreement, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with the Credit Agreement, and except any such representations or warranties made as of a specific date or time, which shall have been true and correct in all material respects as of such date or time.

11.Each Loan Party acknowledges and agrees that each and every document, instrument or agreement, which secured the Obligations immediately prior to the entering into of this First Amendment, including, without limitation, the Guaranty Agreements, continues to secure the Obligations.

12.The US Loan Parties, jointly and severally, and the Canadian Loan Parties, jointly and severally, represent and warrant to the Administrative Agent, the Canadian Agent and each of the Banks as follows: (i) each Loan Party has the full power to enter into, execute, deliver and carry out this First Amendment and all such actions have been duly authorized by all necessary proceedings on its part, (ii) neither the execution and delivery of this First Amendment by any Loan Party nor the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof by any of them will conflict with, constitute a default under or result in any breach of (a) the terms and conditions of the certificate or articles of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or (b) any material Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party is a party or by which it is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party, and (iii) this First Amendment has been duly and validly executed and delivered by each Loan Party and constitutes the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of this First Amendment may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance and general concepts of equity.

13.Each Loan Party represents and warrants that (i) no Event of Default exists under the Credit Agreement, nor will any occur as a result of the execution and delivery of this First Amendment or the performance or observance of any provision hereof or any transaction completed hereby, and (ii) the schedules attached to and made a part of the Credit Agreement, are true and correct in all material respects as of the date hereof, except as such schedules may have heretofore been amended or modified in writing in accordance with the Credit Agreement or pursuant to this First Amendment.

14.The Parent represents and warrants that its Debt Rating from Standard & Poor's and/or Moody's has not been withdrawn at any time from the Closing Date through and including the date of this First Amendment.

15.Each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby.

16.The agreements contained in this First Amendment are limited to the specific agreements made herein. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the Loan Documents shall remain in full force and effect. This First Amendment amends the Credit Agreement and is not a novation thereof.

17.This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same instrument.

18.This First Amendment shall be governed by, and shall be construed and enforced in accordance with, the Laws of the State of Ohio without regard to the principles of the conflicts of law thereof. Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction and venue of the courts of the State of Ohio sitting in Franklin County, Ohio and the United States District Court for the Southern District of Ohio with respect to any suit arising out of or relating to this First Amendment.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, by their officers thereunto duly authorized, have executed this First Amendment on the day and year first above written.

US BORROWERS:

ATTEST:		BIG LOTS STORES, INC.

By:	__________________________	By:	__________________________
Name:	Chadwick P. Reynolds	Name:	David J. Campisi
Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary	Title:	Chief Executive Officer and President

ATTEST:		BIG LOTS, INC.

By:	__________________________	By:	__________________________
Name:	Chadwick P. Reynolds	Name:	David J. Campisi
Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary	Title:	Chief Executive Officer and President

CANADIAN BORROWER:

ATTEST:		BIG LOTS CANADA, INC.

By:	__________________________	By:	__________________________
Name:	Chadwick P. Reynolds	Name:	David J. Campisi
Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary	Title:	Chief Executive Officer

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US GUARANTORS:

ATTEST:		CAPITAL RETAIL SYSTEMS, INC.
C.S. ROSS COMPANY
By:	__________________________	CSC DISTRIBUTION, INC.
Name:	Chadwick P. Reynolds	MAC FRUGAL'S BARGAINS·CLOSE-OUTS, INC.
Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary
PNS STORES, INC.
WEST COAST LIQUIDATORS, INC.
CLOSEOUT DISTRIBUTION, INC.
MIDWESTERN HOME PRODUCTS, INC.
INDUSTRIAL PRODUCTS OF NEW ENGLAND, INC.

TOOL AND SUPPLY COMPANY OF NEW ENGLAND, INC.

DURANT DC, LLC
SONORAN, LLC
SAHARA, LLC
BLSI PROPERTY, LLC
GREAT BASIN LLC
BIG LOTS ONLINE LLC
BIG LOTS F&S, INC.

		By:	__________________________
		Name:	David J. Campisi
		Title:	Chief Executive Officer and President

WITNESS:		CONSOLIDATED PROPERTY HOLDINGS, INC.

_____________________________________		By:	__________________________
Chadwick P. Reynolds		Name:	Charles W. Haubiel II
		Title:	President and Secretary

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CANADIAN GUARANTOR:

ATTEST:		BIG LOTS, INC.

By:	__________________________	By:	__________________________
Name:	Chadwick P. Reynolds	Name:	David J. Campisi
Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary	Title:	Chief Executive Officer and President

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ADMINISTRATIVE AGENT, CANADIAN AGENT, JOINT SYNDICATION AGENTS AND BANKS:

PNC BANK, NATIONAL ASSOCIATION, as a US Bank and Administrative Agent

By:	__________________________
Name:	Richard C. Munsick
Title:	Senior Vice President

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PNC BANK CANADA BRANCH, as a Canadian Bank and Canadian Agent

By:	__________________________
Name:	Nazmin Adatia
Title:	Senior Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a US Bank, a Canadian Bank and a Joint Syndication Agent

By:	__________________________
Name:	__________________________
Title:	__________________________

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US BANK NATIONAL ASSOCIATION, as a US Bank and a Joint Syndication Agent

By:	__________________________
Name:	Frances Josephic
Title:	Vice President

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U.S. BANK NATIONAL ASSOCIATION CANADA BRANCH, as a Canadian Bank

By:	__________________________
Name:	__________________________
Title:	__________________________

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BRANCH BANKING AND TRUST COMPANY, as a US Bank and a Co-Documentation Agent

By:	__________________________
Name:	Robert Bass
Title:	Senior Vice President

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COMPASS BANK, as a US Bank and a Co-Documentation Agent

By:	__________________________
Name:	Ramon Garcia
Title:	Senior Vice President

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THE HUNTINGTON NATIONAL BANK, as a US Bank and a Co-Documentation Agent

By:	__________________________
Name:	__________________________
Title:	__________________________

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BANK OF AMERICA, N.A., as a US Bank

By:	__________________________
Name:	Maria L. Mendes
Title:	Vice President

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BANK OF AMERICA, N.A., CANADA BRANCH, as a Canadian Bank

By:	__________________________
Name:	Medina Sales de Andrade
Title:	Vice President

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FIFTH THIRD BANK, as a US Bank

By:	__________________________
Name:	__________________________
Title:	__________________________

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FIFTH THIRD BANK,
Operating through its Canadian Branch

By:	__________________________
Name:	__________________________
Title:	__________________________

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UNION BANK, N.A., as a US Bank

By:	__________________________
Name:	__________________________
Title:	__________________________

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UNION BANK, CANADA BRANCH, as a Canadian Bank

By:	__________________________
Name:	__________________________
Title:	__________________________

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HSBC BANK USA, N.A., as a US Bank and a Canadian Bank

By:	__________________________
Name:	__________________________
Title:	__________________________

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CAPITAL ONE, N.A., as a US Bank

By:	__________________________
Name:	__________________________
Title:	__________________________

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CITIZENS BANK OF PENNSYLVANIA, as a US Bank

By:	__________________________
Name:	__________________________
Title:	__________________________

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FIRST COMMONWEALTH BANK, as a US Bank

By:	__________________________
Name:	__________________________
Title:	__________________________

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COMERICA BANK, as a US Bank

By:	__________________________
Name:	__________________________
Title:	__________________________

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COMERICA BANK, CANADA BRANCH, as a Canadian Bank

By:	__________________________
Name:	__________________________
Title:	__________________________

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BOKF, NA, dba BANK OF OKLAHOMA, as a US Bank

By:	__________________________
Name:	__________________________
Title:	__________________________

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THE BANK OF NOVA SCOTIA, as a US Bank and a Canadian Bank

By:	__________________________
Name:	__________________________
Title:	__________________________

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SCHEDULE 1.1(A)

PRICING GRID -
VARIABLE PRICING AND FEES BASED ON DEBT RATING

Level	Debt Rating	Base Rate Margin	Canadian Prime Rate Margin	LIBOR Rate Margin	CDOR Rate Margin	Facility Fee Percentage	Commercial Letter of Credit Fee Percentage	Standby Letter of Credit Fee Percentage
I	BBB+ or Baa1 or above	0.000%	0.000%	0.875%	0.875%	0.125%	0.500%	1.000%
II	BBB or Baa2	0.100%	0.100%	1.100%	1.100%	0.150%	0.625%	1.250%
III	BBB- or Baa3	0.300%	0.300%	1.300%	1.300%	0.200%	0.750%	1.500%
IV	BB+ or Ba1	0.500%	0.500%	1.500%	1.500%	0.250%	0.875%	1.750%
V	Lower than Level IV	0.900%	0.900%	1.900%	1.900%	0.350%	1.125%	2.250%

For purposes of determining the Applicable Margin, the Applicable Facility Fee Percentage, the Applicable Commercial Letter of Credit Fee Percentage and the Applicable Standby Letter of Credit Fee Percentage:

(a)    The Applicable Margin, the Applicable Facility Fee Percentage, the Applicable Commercial Letter of Credit Fee Percentage and the Applicable Standby Letter of Credit Fee Percentage shall be computed based on the applicable Debt Ratings then in effect.

(b)    If a difference exists in the Debt Ratings of Moody's and Standard & Poor's and the difference is only one level (for example if Moody's is Level III and Standard & Poor's is Level II), the higher of such Debt Ratings (Standard & Poor's in the example in the preceding parenthetical - Level II) will determine the relevant pricing level.

(c)    If a difference exists in the Debt Ratings of Moody's and Standard & Poor's and the difference is two or more levels (for example if Moody's is Level IV and Standard & Poor's is Level II), the level which corresponds to the Debt Rating which is one level immediately above the lower of such Debt Ratings (Level III in the example in the preceding parenthetical) will determine the relevant pricing level.

(d)    If only one rating agency provides a Debt Rating, that Debt Rating is the only applicable Debt Rating.

SCHEDULE 1.1(A)

PRICING GRID -
VARIABLE PRICING AND FEES BASED ON DEBT RATING

(e)    Any increase or decrease in the Applicable Margin, the Applicable Facility Fee Percentage, the Applicable Commercial Letter of Credit Fee Percentage and the Applicable Standby Letter of Credit Fee Percentage shall become effective as of the date on which the applicable rating agency announces its change in the Debt Rating requiring such an increase or decrease; provided, however, (i) with respect to US Revolving Credit Loans in a US Optional Currency only, no change in pricing shall become effective until the end of the LIBOR Interest Period applicable to each such US Revolving Credit Loan and (ii)  with respect to Canadian Revolving Credit Loans in a Canadian Optional Currency only, no change in pricing shall become effective until the end of the LIBOR Interest Period applicable to each such Canadian Revolving Credit Loan.